Filed pursuant to Rule 497(k)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

Hennessy Energy Transition Fund

Investor Class HNRGX | Institutional Class HNRIX

January 31, 2022

Supplement to the Summary Prospectus dated March 1, 2021

Effective as of January 31, 2022, (1) the fund name is now the Hennessy Energy Transition Fund (the “Fund”), (2) BP Capital Fund Advisors, LLC is no longer a sub-advisor for the Fund, (3) Benton Cook is employed by the investment manager to the Fund and remains a Portfolio Manager of the Fund, (4) Kevin Gallagher is no longer a Portfolio Manager of the Fund, and (4) L. Joshua Wein is now a Portfolio Manager of the Fund.

Accordingly, (a) all references to the Hennessy BP Energy Transition Fund are replaced in their entirety with references to the Hennessy Energy Transition Fund, (b) the phrase “was managed by BP Capital Fund Advisors, LLC, and” is removed from the fifth sentence of the “Performance Information” section, (c) the “Sub-Advisor” section is deleted in its entirety, and (d) the “Portfolio Managers” section is replaced in its entirety as follows:

Portfolio Managers

Benton Cook, CFA, and L. Joshua Wein, CAIA, are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Cook has served as a Portfolio Manager of the Fund since September 2019 and has been employed by the Investment Manager since January 2022. His service on the Fund prior to January 2022 was at the prior sub-advisor to the Fund, which he joined in 2017. Mr. Wein has served as a Portfolio Manager of the Fund since January 2022 and has been employed by the Investment Manager since September 2018.

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